TSYS People-Centered Payments

30 years 1983-2013

Looking Back. Moving Forward.

2013 Third Quarter and YTD Results October 22, 2013 © 2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain forward-
looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,”
“anticipate,” “intend,” “plan,” “potential,” “estimate” or similar expressions.
Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ filings with the Securities and
Exchange Commission, including its 2012 Annual Report on Form 10-K,
Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  TSYS
does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; free cash flow; EBITDA, adjusted EBITDA , adjusted cash earnings per share, adjusted segment operating income and adjusted segment operating margin.
The most comparable GAAP measures to these measures are revenues;
operating margin; revenues; cash flows from operating activities; net income;
net income; earnings per share, operating income and operating margin, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the
Appendix to this slide presentation.

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Troy Woods President & Chief Operating Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

3%
24%
73%
Consumer (1)
Commercial (2)
Other

($ in millions)
$ 204.0
$ 205.6
$ 203.5
$ 213.6
$ 205.6
$ 214.5
$ 217.3
4.9%
3.4%
(1.3%)
1.9%
0.8%
4.4%
6.8%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

($ in millions)
$ 68.3
$ 72.2
$ 70.1
$ 78.8
$ 67.2
$ 79.9
$ 82.3
33.5%
35.1%
34.4%
36.9%
32.7%
37.2%
37.9%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

3Q 2013 North America Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(1) Includes Credit, Debit,
Retail, Prepaid & Loyalty
(2) Includes Healthcare
Improving Revenue Growth
Operating Income up 17.4%
Margin Expansion: up 343 BPS over 3Q12
Shifting Conversion Pipeline
(*) Revenues Before Reimbursable Items
Segment Revenue by Line of Business*
Adjusted Segment Operating Income
Operating Margin
Segment Revenue*
YOY Growth %

(in millions)
362
387
413
425
423
431
461
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

(in millions)
1,867
2,004
2,037
2,195
2,013
2,235
2,396
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

3Q 2013 North America Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
(*) Growth Excluding Prepaid, Government Services and Single Use Accounts
*
Eleventh Straight Quarter of Account On File YOY Growth
Fourteenth Straight Quarter of Transaction YOY Growth
Same Client Transactions up 15.2%: Sixteenth Straight Quarter of YOY Growth
15.0% 12.1% 9.5% 12.7% 7.8% 11.5% 17.6%
Accounts on File
YOY Growth %
Transaction Volume
YOY Growth %

5%
5%
19%
71%
Europe
Far East
MEA
Rest of World

($ in millions)
$ 96.5
$ 99.0
$ 98.2
$ 102.4
$ 92.6
$ 93.2
$ 95.4
Reported
10.4%
5.6%
2.1%
(0.4%)
(4.0%)
(5.9%)
(2.8%)
Constant Currency
11.6%
8.4%
4.7%
(0.3 %)
0.1%
0.4%
3.7%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

($ in millions)
$ 4.6
$ 10.0
$ 8.2
$ 6.6
$ 7.1
$ 8.6
$ 10.7
4.8%
10.1%
8.4%
6.4%
7.7%
9.2%
11.3%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

TSYS

3Q 2013 International Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenue $95.4M* – down 2.8%
–
Up 3.7% on Constant Currency
Currency Headwinds Continue: Q3 $6.4M* YTD $16.7M*
Margin Expansion Continues
Growth Through Greater Product and
Market Penetration
Expansion of Debit Processing
(*) Revenues Before Reimbursable Items
Segment Revenue by Region*
Segment Revenue*
YOY Growth %
Adjusted Segment Operating Income
Operating Margin

(in millions)
54.1
53.1
53.0
54.6
55.8
58.1
59.3
14.7%
11.1%
4.9%
3.5%
3.2%
9.5%
12.0%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

(in millions)
383.0
402.3
415.1
474.0
434.2
492.5
525.5
17.5%
18.1%
15.1%
18.6%
13.3%
22.4%
26.6%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

TSYS

3Q 2013 International Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Record Number Accounts Processed
Double-digit Transaction Growth
Same Client Transaction Growth 11.7%
Accounts on File
YOY Growth %
Transaction Volume
YOY Growth %

Segment Revenue By Mix*

44%
56%

($ in millions)
$98.4
$97.7
$107.8
$105.9
$109.3
$113.0
$113.6
13.7%
5.0%
15.6%
5.5%
11.1%
15.6%
5.4%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

($ in millions)
$39.7
$38.4
$40.9
$37.2
$37.3
$41.0
$40.2
40.4%
39.4%
38.0%
35.2%
34.2%
36.3%
35.4%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

TSYS

3Q 2013 Merchant Segment Highlights
Growth in Direct Business Overpowered
by Indirect Business
Acquisitions Performing Well
Sales Productivity on the Rise
Back-end Integration on Schedule
–
Successful Pilot
(*) Revenues Before Reimbursable Items
©2013 Total System Services, Inc.® Confidential and proprietary. All rights reserved worldwide.

Direct
Indirect
Segment Revenue*
YOY Growth %
Adjusted Segment Operating Income
Operating Margin

$3,554.9
$3,785.9
$4,377.4
$4,664.2
$4,809.4
$5,323.4
$5,341.6
30.0%
12.3%
23.0%
32.2%
35.3%
40.6%
22.0%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

23.4%
0.8%
-7.7%
-1.4%
5.4%
Direct
Direct
Indirect
Indirect
Reported

3Q 2013 Merchant Segment Highlights
Indirect Faces Headwinds Due to Consolidation Within the Market
Direct Faces Headwinds Due to Price Compression
POS Transactions Increased 3.9%, Excluding Deconverted Accounts
Continued Record SBS Sales Volume
©2013 Total System Services, Inc.® Confidential and proprietary. All rights reserved worldwide.

(excl. ProPay)
(excl. BAMS)
(*) Excludes Managed Accounts and ProPay
SBS Sales Volume*
YOY Growth %
($ in millions)
YOY Growth Rate of Revenue

Segment Revenue by Channel

QTD

18%
46%
28%
8%
Partner
Retail
Direct
Paycard

$91.4
$85.3
$84.9
$89.7
$117.3
$104.9
$103.7
13.2%
14.7%
14.2%
16.9%
28.3%
22.9%
22.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

$17.2
$19.5
$18.6
$17.9
$21.6
$22.9
$31.2
18.9%
22.8%
21.9%
19.9%
18.4%
21.8%
30.1%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

TSYS

Adjusted Segment Operating Income
Operating Margin*
Segment Revenue
YOY Growth %
3Q 2013 NetSpend Segment Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
($ in millions)
Revenue $103.7M – up 22.2%
Significant Sequential Quarter Margin Expansion
Added 1k+ Retail Locations
Added 75+ New PayCard Clients
($ in millions)
(*)
Operating Income Excluding Amortization of Acquisition Intangibles, M&A Costs and
Non-recurring Items, and beginning in 3Q13 also excludes corporate administrative expenses
3Q13 Adjusted Operating Income represents NetSpend Segment Op. Inc.

1,024.8
957.0
1,018.5
1,081.6
1,707.9
1,361.4
1,261.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

$3,766.1
$3,034.7
$3,089.8
$3,265.4
$5,378.7
$3,947.9
$3,781.0
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

TSYS

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
3Q 2013 NetSpend Segment Highlights
Gross Dollar Volume
YOY Growth %
30.1% 42.8% 18.2% 17.9% 17.1% 18.4%
Direct Deposit Active Cards
YOY Growth %
42.3% 66.7% 25.1% 24.8% 24.2% 22.9%
Direct Deposit Active Cards up 23.8%
Gross Dollar Volume (GDV) up 22.4%
(in thousands) ($ in millions)
23.8% 22.4%

Jim Lipham Chief Financial Officer ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$588,074 $468,059 25.6%
Total Revenues
$1,531,513 $1,391,872 10.0%
527,011 406,052 29.8
Revenues Before Reimbursable Items
1,348,760 1,199,922 12.4
105,628 90,893 16.2
Operating Income
275,845 267,821 3.0
64,350 60,312 6.7
Net Income Attributable to TSYS
Common Shareholders
179,095 183,418 (2.4)
Basic Earnings Per Share (EPS)
Attributable to TSYS Common
Shareholders:
$0.34 $0.32 5.8
As Reported (GAAP)
$0.95 $0.97 (2.1)
$0.37 $0.32 14.7
Excluding M&A expenses
$1.03 $0.97 5.5
$0.49 $0.36 37.0
Adjusted Cash EPS*
$1.25 $1.09 14.7
$182,140 $137,858 32.1
Adjusted EBITDA*
$449,931 $407,498 10.4
YTD
2013
YTD
2012
Percent
Change
(in thousands, except per share data)
3
rd
Qtr
2013
3
rd
Qtr
2012
Percent
Change
(*) Adjusted Cash EPS and Adjusted EBITDA definitions are contained in Appendix

2013 YTD Revenue Change
Revenues Before Reimbursable Items

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
15%
20%
5%
0%
5.5%
Internal
Growth
New
Clients
3.1%
Acquisitions
Lost
Business
(5.0%)
Non-recurring
Items
(0.7%)
Price
Compression
(2.1%)
(7.8%)
Reported
12.4%
Currency
(1.4%)
13.0%
10%

Consumer Credit
224.2 195.0 15.0 224.2 208.6 7.4
Retail
26.8 24.1 11.2 26.8 25.9 3.6
Total Consumer
251.0 219.1 14.6 251.0 234.5 7.0
Commercial
38.9 36.3 7.2 38.9 38.6 0.8
Other
16.9 11.1 52.5 16.9 15.3 10.2
Subtotal
306.7 266.4 15.1 306.7 288.4 6.4
Prepaid /
Stored Value
110.7 114.3 (3.1) 110.7 102.8 7.7
Government
Services
61.6 48.8 26.2 61.6 60.6 1.7
Commercial Card
Single Use
41.6 36.8 13.0 41.6 37.0 12.5
Total AOF
520.7 466.4 11.7 520.7 488.8 6.5
Consolidated Accounts on File Portfolio Summary
(in millions)
Sep
2013
Sep
2012
%
Change
Sep
2013
Jun
2013
%
Change

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Cash Flow Strength:
2013 TTM Consolidated Financial Highlights

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
TTM = Trailing Twelve Months
(in millions)
$589
$429
$277
$249
$397
$0
$75
$150
$225
$300
$375
$450
$525
$600
$675
Adjusted EBITDA Cash flow from operations Free cash flow Net income Ending cash

Debt to EBITDA Ratio
7/1/2013* 9/30/2013
DEBT $1,618 $1,556
EBITDA (ex. 1-times) 618 635
EBITDA Multiple 2.62x 2.45x
(in millions)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
* June 30, 2013 plus $300M draw
Trailing Twelve Months
(TSYS + NetSpend)

Q&A ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix ©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Items – Adjusted EBITDA and
Adjusted Cash EPS
• Adjusted EBITDA is net income excluding equity in income of equity investments, nonoperating income/(expense), taxes, depreciation, amortization and stock-based compensation expenses and other non-recurring items.
• Adjusted cash EPS is adjusted cash earnings divided by weighted average shares outstanding used for basic EPS calculations. Adjusted cash earnings is net income excluding the after-tax impact of stock-based compensation expenses, amortization of acquisition intangibles, and other non-recurring items.
• Adjusted segment operating income is operating income at the segment level adjusted for acquisition intangible amortization.
• Adjusted segment operating margin is adjusted segment operating income divided by segment revenues before reimbursable items.
• The Company believes that these non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:
– adjusted EBITDA and adjusted cash EPS are widely used by investors to measure a company’s operating performance without regard to items, such as interest expense, income tax expense, depreciation and amortization, merger and acquisition expenses and employee stock-based compensation expense that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and
– securities analysts use adjusted EBITDA and adjusted cash EPS as supplemental measures to evaluate the overall operating performance of companies.
• By comparing the Company’s adjusted EBITDA and adjusted cash EPS in different historical periods, investors can evaluate the
Company’s operating results without the additional variations caused by employee stock-based compensation expense, which may not be comparable from period to period due to changes in the fair market value of the Company’s common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the
Company’s operations.
• The Company’s management uses the non-GAAP financial measures:
– as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;
– for planning purposes, including the preparation of the Company’s annual operating budget;
– to allocate resources to enhance the financial performance of the Company’s business;
– to evaluate the effectiveness of the Company’s business strategies; and
– in communications with the Company’s board of directors concerning the Company’s financial performance.
©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Total Revenues $588,074 $468,059 $1,531,513 $1,391,872
Reimbursable Items 61,063 62,007 182,753 191,950
Revenues Before Reimbursable Items $527,011 $406,052 $1,348,760 $1,199,922
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Nine Months Ended
9/30/13 9/30/13 9/30/12 9/30/12

Appendix: Non-GAAP Reconciliation – Adjusted
Segment Operating Income and Operating Margin
Operating income $105,628 $90,893 $275,845 $267,821
Less: acquisition intangible amort (24,731) (6,919) (41,142) (18,924)
Less: Corporate admin and other (34,122) (21,421) (88,603) (65,791)
Total segment adjusted operating income $164,481 $119,233 $405,590 $352,536
By segment: North America services (a) $82,274 $70,080 $229,373 $210,658
International services (b) $10,729 $8,244 $26,448 $22,842
Merchant services (c) $40,230 $40,909 $118,521 $119,036
NetSpend (d) $31,248 $ -- $31,248 $ --
Total revenues $588,074 $468,059 $1,531,513 $1,391,872
Reimbursable items (61,063) (62,007) (182,753) (191,950)
Total segment revenues before reimbursable items $527,011 $406,052 $1,348,760 $1,199,922
Intersegment revenues (4,373) (5,003) (13,904) (15,542)
By segment: North America services (e) $217,257 $203,497 $637,379 $613,111
International services (f) $95,399 $98,184 $281,201 $293,722
Merchant services (g) $113,650 $107,786 $335,903 $303,842
NetSpend (h) $103,706 $ -- $103,706 $ --
Adjusted segment operating margin:
North America services (a) / (e) 37.87% 34.44% 35.99% 34.36%
International services (b) / (f) 11.25% 8.40% 9.41% 7.78%
Merchant services (c) / (g) 35.40% 37.95% 35.28% 39.18%
NetSpend (d) / (h) 30.13% na 30.13% na
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended
Nine Months Ended
9/30/13
9/30/12 9/30/13 9/30/12

Nine
Months Ended
9/30/13        9/30/12
Percentage
Change
Three
Months Ended
9/30/13        9/30/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $594,470 $468,059 27.0% $1,548,296 $1,391,872 11.2%
Foreign Currency (2) (6,396) --- (16,783) ---
Total Revenues $588,074 $468,059 25.6% $1,531,513 $1,391,872 10.0%
International Services:
Constant Currency (1) $107,050 $102,691 4.2% $312,715 $306,466 2.0%
Foreign Currency (2) (6,502) --- (16,984) ---
Total Revenues $100,548 $102,691 (2.1%) $295,731 $306,466 (3.5%)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Nine
Months Ended
9/30/13        9/30/12
Percentage
Change
Three
Months Ended
9/30/13        9/30/12
Percentage
Change
Appendix: Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $533,297 $406,052 31.3% $1,365,215 $1,199,922 13.8%
Foreign Currency (2) (6,286) --- (16,455) ---
Revenues before
reimbursable items $527,011 $406,052 29.8% $1,348,760 $1,199,922 12.4%
International Services:
Constant Currency (1) $101,790 $98,184 3.7% $297,857 $293,722 1.4%
Foreign Currency (2) (6,391) --- (16,657) ---
Revenues before
reimbursable items $95,399 $98,184 (2.8%) $281,200 $293,722 (4.3%)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Nine Months Ended
Sep
2013
Sep
2012
Sep
2013
Sep
2012
Net income :
As reported (GAAP) (a) $67,494 $62,043 $187,205 $187,666
Adjusted for:
Deduct: Equity in Income of Equity
Investments (2,792) (1,957) (9,357)
(6,983)
Add: Income Taxes 30,592 30,228 78,384 84,336
Add: Nonoperating expenses 10,334 579 19,613 2,802
Add: Depreciation and
amortization 59,447 43,243 142,490 127,329
EBITDA $165,075 $134,136 $418,335 $ 395,150
Adjust for:
Add: Share-based compensation 9,784 3,722 19,587 12,348
Add: NetSpend  M&A expenses 7,282 -- 12,009 --
Adjusted EBITDA $182,140 $137,858 $449,931 $407,498

Appendix: Non-GAAP Reconciliation –
Adjusted Cash EPS
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Three Months Ended Nine Months Ended
Sep
2013
Sep
2012
Sep
2013
Sep
2012
Net income Available to TSYS Common
Shareholders:
As reported (GAAP) (a) $64,350 $60,312 $179,095 $183,418
Adjusted for amounts attributable to TSYS
common shareholders (net of taxes):
Acquisition intangible amortization 16,420 4,383 27,532 12,746
Share-based compensation 6,635 2,489 13,622 8,480
Cash earnings $87,405 $67,184 $220,250 $204,644
NetSpend M&A expenses (nonrecurring) 5,424 -- 13,934 --
Adjusted cash earnings (b) $92,829 $67,184 $234,184 $204,644
Average common shares outstanding and
participating securities (c) 189,525 187,878 188,035 188,553
Basic EPS Available to TSYS Common
Shareholders (a) / (c) $0.34 $0.32 $0.95 $0.97
Adjusted cash EPS Available to TSYS Common
Shareholders
(b) / (c) $0.49 $0.36 $1.25 $1.09

Appendix: Non-GAAP Reconciliation –
EBITDA and Adjusted EBITDA
Trailing Twelve
Months Ended
9/30/2013
Net Income $249,461
Adjusted for:
Deduct: Equity in Income of Equity Investments (12,544)
Add: Income Taxes 109,151
Add: Nonoperating expense 19,608
Add: Depreciation and Amortization 185,771
EBITDA $551,447
Adjust for: Share-based compensation 25,860
NetSpend M&A Operating Expenses 12,009
Adjusted EBITDA $589,316
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix: Non-GAAP Reconciliation – Free Cash Flow
Trailing Twelve
Months Ended
9/30/2013
Cash Flows from Operating Activities $429,249
Less:
Purchase of Property and Equipment (31,996)
Additions to Licensed Computer Software from Vendors (48,027)
Additions to Internally Developed Computer Software (26,601)
Additions to Contract Acquisition Costs (45,509)
Free Cash Flow $277,115
(in thousands)

©2013 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Mar 31,
2013
Dec 31,
2012
Jun 30,
2012
Jun 30,
2013
Sep 30,
2012
Appendix: Non-GAAP Reconciliation – NetSpend
Adjusted Operating Income
Mar 31,
2012
Operating income (loss) (GAAP) ($8,964) $17,430 $7,869 $17,594 $18,332 $15,799
Adjusted for:
Add: Amortization of acquisition
intangibles 881 534 446 434 590 431
Add: Settlement (gains) and
other losses 25,315 1,533 10,300 (160) 48 3,423
Add: M&A expenses -- -- -- -- 2,656 3,219
Adjusted operating income $17,232 $19,497 $18,615 $17,868 $21,626 $22,872
(in thousands)

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